EX 10.10
LEASE GUARANTY

THIS LEASE GUARANTY (“Guaranty”) is made this    day of    , 2021, by PROTERRA, INC., a Delaware corporation (hereinafter referred to as “Guarantor”, whether one or more) in favor of Carolina CC Venture XXXVII, LLC, a Delaware limited liability company (“Landlord”).

FOR VALUE RECEIVED, Guarantor hereby unconditionally, irrevocably and absolutely guarantees to Landlord the prompt and full payment and performance, when due, of all obligations and covenants of Proterra Operating Company, Inc., a Delaware corporation (“Tenant”), fixed or contingent, arising out of the Lease Agreement dated on or about the date hereof and executed by and between Tenant and Landlord and any and all renewals, extensions, amendments, and modifications thereof (collectively, the “Lease”), or which Tenant, or its successors or assigns, may in any other manner now or at any time hereafter owe Landlord in connection with the Lease, including, but not limited to, all of Tenant’s obligations to timely pay Base Rent, additional rent, and any other rent, damages and expenses resulting from an Event of Default or other breach by Tenant under the Lease, interest and all collection costs including, without limitation, attorneys’ fees and expenses (collectively, the “Obligations”).

1.CONTINUING GUARANTY. This is a continuing Guaranty and shall apply to the Obligations and any renewals, extensions, amendments, modifications, waivers and transfers thereof.

2.OTHER REMEDIES. Landlord shall not be required to pursue any other remedies before invoking the benefits of this Guaranty; specifically, Landlord shall not be required to take any action against Tenant or any other person, to exhaust its remedies against any other guarantor of the Obligations, any collateral or other security, or to resort to any balance of any deposit account or credit on the books of Landlord in favor of Tenant or any other person.

3.OBLIGATIONS NOT IMPAIRED. Prior to performance and satisfaction in full of the Obligations, the liability of Guarantor under this Guaranty shall not be released or impaired without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion. Without limiting the generality of the foregoing, the liability of Guarantor shall not be released or impaired on account of any of the following events or circumstances:

(a)the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Tenant or any of its assets;

(b)the addition of a new guarantor or guarantors or the release of any one or more other guarantor(s);

(c)any bankruptcy or insolvency proceedings against or by Tenant, its property, or its estate or any modification, discharge or extension of the Obligations resulting from the operation of any present or future provision of the United States Bankruptcy Code or any other similar federal or state statute, or from the decision of any court, it being the intention hereof that Guarantor shall remain liable on the Obligations notwithstanding any act, omission, order, judgment or event which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

(d)Landlord’s failure to use diligence in preserving the liability of any person on the Obligations, or in bringing suit to enforce collection of the Obligations;
(e)the substitution or withdrawal of any security deposit or other collateral, or release of any security deposit or other collateral, or the exercise or failure to exercise by Landlord of any right conferred upon it herein or in the Lease or any collateral agreement;

(f)the presentment or draw down of the Letter of Credit;

(g)if Tenant is not liable for any of the Obligations because the act of creating the Obligations is ultra vires, or the officers or persons creating the Obligations acted in excess of their authority, or for any reason the Obligations cannot be enforced against Tenant;

(h)any payment by Tenant to Landlord if such payment is held to constitute a preference under the bankruptcy laws, or if for any other reason Landlord is required to refund such payment to Tenant or pay the amount thereof to any other party;

(i)the existence of, or assertion by Guarantor of, any defense or set-off, counterclaim, recoupment or right of termination under this Guaranty by reason of the invalidity, illegality or unenforceability of the Lease or otherwise or the failure of Landlord to assert any claim or demand, or to enforce the Lease or any right or remedy available to Landlord under the Lease, against Tenant under the Lease or any other agreement;

(j)any rescission, waiver, extension, renewal, amendment, or modification of the Lease, unless Landlord, in its sole discretion, releases Tenant from further liability of the Obligations by virtue of an amendment or Lease modification agreement, in which case Guarantor shall be deemed released from further liability under this Guaranty (but not liability already incurred or accrued) as of the effective date of such Tenant release. Guarantor hereby waives notice of any such modifications, amendments, or assignment by Proterra Operating Company, Inc.; or

(k)any assignment of the Lease or subletting of all or any portion of the Premises, unless Landlord, in its sole discretion agrees in writing to release Tenant from further liability of the Obligations by virtue of such assignment, in which case Guarantor shall be deemed released from further liability under this Guaranty (but not liability already incurred or accrued) as of the effective date of such Tenant release.

4.BENEFIT TO GUARANTOR. Guarantor acknowledges and warrants that it derives or expects to derive financial and other advantage and benefit, directly or indirectly, from the Lease, the Obligations and the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Landlord to Tenant. Guarantor acknowledges that, in entering into the Lease, Landlord is relying on Guarantor’s agreements contained in this Guaranty and on Guarantor’s creditworthiness. Guarantor acknowledges that Landlord would not have entered into the Lease without Guarantor’s guarantee of the Obligations pursuant to the terms hereof.

5.JOINT AND SEVERAL LIABILITY. Unless the context clearly indicates otherwise, “Guarantor” shall mean the guarantor hereunder, or any of them, if more than one. The obligations of said guarantors hereunder if more than one, shall be joint and several. Suit may be brought against said guarantors jointly and severally, and against any one or more of them, or less than all, without impairing the rights of Landlord against the others of said guarantors; and Landlord may compromise with any one of said guarantors for such sums or sum as it may see fit and release such of said guarantors from all further liability to Landlord for such indebtedness without impairing the right of Landlord to demand and collect the balance of such indebtedness from others of said guarantors not so released; but it is agreed among said guarantors themselves, however, that such compromising and release shall not impair the rights and obligations of said guarantors as among themselves.
6.CHANGE IN COMPOSITION. Should the status, composition, structure or name of Tenant change, including, but not limited to, by reason of a merger, dissolution, consolidation or reorganization, this Guaranty shall continue and also cover the Obligations of Tenant under the new status, composition structure or name according to the terms hereof. If Tenant is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom by, or termination of any ownership interest therein owned by, any general or limited partner of such partnership shall alter, limit or modify Guarantor’s obligations set forth in this Guaranty or otherwise affect this Guaranty in any manner whatsoever, all of which obligations of Guarantor shall remain in effect as herein written.

7.WAIVER AND SUBROGATION OF GUARANTOR’S RIGHTS AGAINST TENANT.
Until all of Tenant’s obligations under the Lease are fully performed, Guarantor

(i)waives any rights that Guarantor may have against Tenant by reason of any one or more payments or acts in compliance with the obligations of Guarantor under this Guaranty; and

(ii)subordinates any liability or indebtedness of Tenant held by Guarantor to the obligations of Tenant to Landlord under the Lease.

8.DEATH OR DISSOLUTION OF GUARANTOR. Upon the death, dissolution or bankruptcy of Guarantor, the liability of Guarantor shall continue against its assets as to all Obligations which shall have been incurred by Tenant.

9.FINANCIAL STATEMENTS. Guarantor warrants and represents to Landlord that all financial statements heretofore delivered by Guarantor to Landlord are true and correct in all material respects and there are no material adverse changes with respect thereto as of the date hereof. Guarantor further agrees to deliver to Landlord from time to time, within ten (10) days after request by Landlord, (but only in the event Guarantor is not a publicly traded company) Guarantor's most current financial statement. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Guarantor, and shall be audited by an independent certified public accountant. Guarantor consents to the delivery of such financial statements by Landlord to its partners, lenders or prospective lenders or prospective purchasers of the Project subject to a confidentiality agreement between Landlord and its lender, purchaser or investor. Notwithstanding the foregoing, if Guarantor is otherwise required herein to provide its financial statement, Guarantor shall not be required to deliver such financial statement more than once in any calendar year except in connection with a bona fide financing/refinancing or sale of the Project or any portion thereof. The obligations of Tenant under the Lease to execute and deliver estoppel statements, as therein provided, shall be deemed to also require Guarantor hereunder to do and provide the same relative to Guarantor.

10.WAIVER OF NOTICE. Guarantor waives diligence on the part of Landlord in the collection and enforcement of the Obligations, protest, and all extensions that may be granted to Tenant with respect thereto. Guarantor waives notice of acceptance of this Guaranty. Guarantor additionally waives grace, demand, presentment, notice of demand, notice of non-payment or non-performance, and any and all other notices or demands which Guarantor might otherwise be entitled to receive (to the extent allowed by applicable law).

11.LIMITATION ON INTEREST. To the extent that any law limiting the amount of interest that may be contracted for, charged or received is applicable to the indebtedness of Guarantor under this Guaranty, no provision of this Guaranty shall require the payment or permit the collection of any sum in excess of the maximum lawful amount of interest applicable to Guarantor’s indebtedness under this Guaranty. If any sum in excess of the maximum lawful amount applicable to Guarantor’s indebtedness under this Guaranty is provided for herein, the provision of this paragraph shall govern, and Guarantor shall not be obligated to pay any sum in excess of the maximum lawful amount applicable to Guarantor’s indebtedness under this Guaranty. The intention of Guarantor and Landlord hereunder is to comply with all laws applicable to this Guaranty and Guarantor’s liability hereunder.

12.MODIFICATION OR CONSENT. No modification, consent or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Landlord, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor, in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Landlord in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof or the exercise of any other right or power hereunder. All rights and remedies of Landlord hereunder are cumulative of each other and of every other right or remedy which Landlord may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

13.INDUCEMENT TO LANDLORD. Guarantor acknowledges that this Guaranty is given to induce Landlord to enter into the Lease and to extend credit to Tenant which would not be extended except in reliance upon this Guaranty.

14.ATTORNEYS’ FEES. If Landlord is the prevailing party in any lawsuit or other legal proceeding instituted in connection with this Guaranty, then Guarantor agrees to pay to Landlord all expenses incurred in connection with such lawsuit or proceeding (including, but not limited to, reasonable attorneys’ fees actually incurred at customary hourly rates without regard as to any statutory presumption as to such fees and costs of court).

15.SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of Landlord, and its successors or assigns. Landlord may assign its rights hereunder in whole or in part; and, upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned. The liability of Guarantor hereunder shall be binding upon all heirs, estates, executors, administrators, legal representatives, successors and assigns of Guarantor.

16.HEADINGS. The section headings hereof are inserted for convenience of reference only and shall not alter, define or be used in construing the text of this instrument.

17.LAW GOVERNING. Suit on this Guaranty shall be brought in any state or federal court in Spartanburg County, South Carolina and each party waives the right to be sued elsewhere. This Guaranty shall be deemed to have been made under and shall be governed by the laws of the State of South Carolina in all respects..

18.TERM. This Guaranty shall terminate only when all of the Obligations have been fully performed and satisfied.

19.GUARANTY OF PAYMENT AND PERFORMANCE. This is a guaranty of payment and performance and not a guaranty of collection.

20.PAST DUE AMOUNTS. All past due payments of the Obligations shall bear interest at the maximum lawful rate, or if no maximum lawful rate is established by applicable law, then at the rate per annum which shall from day to day be equal to ten percent (10%).
21.REPRESENTATIONS. Guarantor represents and warrants to Landlord that (i) Guarantor has executed this Guaranty of its free will and accord; (ii) Guarantor has read and understands the terms of this Guaranty and the Lease; (iii) Guarantor has had the opportunity to have this Guaranty and the Lease reviewed by an attorney of Guarantor’s choice; (iv) the Lease has been duly authorized, executed and delivered by Tenant and is a legal, valid and binding instrument enforceable against Tenant in accordance with its terms, and

(v) this Guaranty has been duly authorized, executed and delivered by Guarantor and is a legal, valid and binding instrument enforceable against Guarantor in accordance with its terms.

22.ENTIRE AGREEMENT. Guarantor acknowledges and agrees that this Guaranty accurately represents and contains the entire agreement between Guarantor and Landlord with respect to the subject matter hereof, that Guarantor is not relying, in the execution of this Guaranty, on any representations (whether written or oral) made by or on behalf of Landlord except as expressly set forth in this Guaranty, and that any and all prior statements and/or representations made by or on behalf of Landlord to Guarantor (whether written or oral) in connection with the subject matter hereof are merged herein. This Guaranty shall not be waived, altered, modified or amended as to any of its terms or provisions except in writing duly signed by Landlord and Guarantor.

23.SEVERABILITY. If any provision of this Guaranty is to any extent determined by final decision of a court of competent jurisdiction to be unenforceable, the remainder of this Guaranty will not be affected thereby, and each provision of this Guaranty will be valid and enforceable to the fullest extent permitted by law.

24.WAIVER OF RIGHT TO JURY TRIAL. GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS GUARANTY OR ANY CONDUCT, ACT, FAILURE TO ACT OR OMISSION OF OR BY LANDLORD OR GUARANTOR, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LANDLORD OR GUARANTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, OR IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. Neither this provision nor any provision in the Lease regarding waiver of jury trial or submission to jurisdiction or venue in any court is intended or shall be construed to be in derogation of any provision herein or in the Lease for arbitration of any controversy or claim.

25.STATE SPECIFIC PROVISIONS. Guarantor hereby waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Guaranty and including, without limitation, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws or similar laws in effect from time to time.

26.DEFINED TERMS. Capitalized but undefined terms used herein will have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first written above.

GUARANTOR: PROTERRA, INC.,
a Delaware corporation

By:

Name:

Title:

Attest:

Name:

Title:

[CORPORATE SEAL]

Address:
Proterra, Inc.
1815 Rollins Road
Burlingame, California 94010 Attn: General Counsel’s Office